Exhibit 99.1

EXPLORATION NEWS RELEASE

MAGISTRAL DISTRICT: MORE GROWTH, MORE GOLD, MORE SILVER

0.10 OPT GOLD OVER 60 FT.

5.6 OPT SILVER EQUIVALENT OVER 65 FT.

INCLUDING 13.6 OPT SILVER EQUILALENT OVER 15 FT.

Denver, Colorado (August 25, 2008) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG - Frankfurt: US8) announces that drilling within the Magistral District, located in Sinaloa State, Mexico continues to expand the mineralization at the Magistral Mine and Palmarito Project.

MAGISTRAL DISTRICT EXPLORATION HIGHLIGHTS

•                  La Prieta Zone returned 0.10 ounces per ton (opt) gold over 60 feet (ft.), [3.26 gpt (grams per tonne) over 18.3 m] including 0.30 opt gold over 10 ft. (10.33 gpt gold over 3.0 m). Drilling this year has successfully expanded the zone 100 ft. (30 m) to the southwest.

•                  Deepest hole drilled at Palmarito intersected 5.6 opt silver equivalent (eq.)* over 65 feet (ft.) (191.4 gpt silver eq. over 19.8 meters), including 13.6 opt silver eq. over 15 ft. (464.7 gpt silver eq. over 4.6 meters). The vertical extent of the zone has been expanded a total of 344 ft. or 80% this year to 760 ft. (232 m) below surface.

•                  New Dos Amigos vein continued to deliver good results. Best result from recent drilling included 0.17 opt gold over 30 ft. (5.9 gpt gold over 9.1 meters), including 0.54 opt gold over 5 ft. (18.4 gpt gold over 1.5 meters).

“Our results are clearly demonstrating the area’s potential. It is great compliment to US Gold’s Nevada exploration. I am pleased the progress we have made in Mexico, where we have set an initial goal of increasing the total resource to 1.0 million ounces of gold from its current 541,000 ounces by spring 2009,” stated Rob McEwen, Chairman and CEO of US Gold.

* converting gold grades into silver equivalent grades (3 Year Average Gold:Silver Ratio = 53:1)

MAGISTRAL DISTRICT

US Gold controls a large land position within the Magistral District, totaling over 530,000 acres. The two key areas where US Gold is exploring include the Magistral Mine and the Palmarito Project, which are located 7.5 miles (12 km) apart (Figure 1). Numerous areas exist within the district where historic mining occurred but little modern exploration has been conducted.

The key host rock for gold and silver mineralization within the area is andesite, which has been extensively mapped throughout US Gold’s property. With a large land position and favorable geology, US Gold likes the odds of making additional discoveries.

LA PRIETA ZONE

0.10 opt gold over 60 ft. – More Room to Grow

The La Prieta Zone (Figure 2) is located inside of the Magistral Mine. Drilling this year has successfully extended the mineralization by 100 ft. (30 m) to the southwest. US Gold’s earlier drilling on this zone returned 0.093 opt gold over 101 ft. (3.17 gpt over 30.8 m), including 0.274 opt gold over 20 ft. (9.39 gpt gold over 6.1 m). Results from the most recent step out hole are below:

Hole #	Gold Grade	From	To	Length	Gold Grade	From	To	Length
	(opt)	(ft.)	(ft.)	(ft.)	(gpt)	(m)	(m)	(m)

MPX-19	0.10	345	405	60	3.26	105.2	123.4	18.3
Including	0.30	370	380	10	10.33	112.8	115.8	3.0

Two additional holes are currently being drilled with the goal of expanding the La Prieta Zone further to the southwest where it remains open.

In March, we intersected silver mineralization above the high grade gold La Prieta Zone. Follow up drilling has successfully encountered additional silver mineralization. Results are stated below:

Hole #	Silver Grade	From	To	Length	Silver Grade	From	To	Length
	(opt)	(ft.)	(ft.)	(ft.)	(gpt)	(m)	(m)	(m)

MPX-21	5.1	210	215	5.0	174	64.0	65.5	1.5

PALMARITO PROJECT

Mineralization Still Expanding

Reverse circulation (RC) drilling continues to successfully extend the silver-gold mineralization down-dip of the Main Zone (Figure 3: Plan map) (Figure 4: Cross section as indicated on plan map). Results from the Main Zone released August 6th included 10.2 opt silver eq. over 70 ft (349.2 gpt silver eq. over 21.3 m), including 15.7 opt silver eq. over 30 ft. (538.6 gpt silver eq. over 9.1 m). Highlights from recent drilling are listed below:

Hole #	Silver Eq.*	Silver	Gold	From	To	Length
	(opt)	(opt)	(opt)	(ft.)	(ft.)	(ft.)

PMX-23	2.5	2.5	—	0	10	10
and	5.6	5.0	0.01	630	695	65
including	13.6	11.5	0.04	650	665	15
and	2.8	1.2	0.03	745	760	15

PMX-19	3.3	2.7	0.01	5	10	5
and	6.0	5.8	<0.01	700	725	25
including	8.8	8.6	<0.01	705	720	15

PMX-24	8.4	8.4	—	0	5	5
and	4.9	3.6	0.02	595	600	5

Hole #	Silver Eq.*	Silver	Gold	From	To	Length
	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

PMX-23	85.1	85.1	—	0	3.0	3.0
and	191.4	170.5	0.39	192.0	211.8	19.8
including	464.7	395.7	1.30	198.1	202.7	4.6
and	96.4	42.5	1.02	227.1	231.6	4.6

PMX-19	114.4	92.6	0.41	1.5	3.0	1.5
and	204.4	199.3	0.10	213.4	221.0	7.6
including	302.9	295.0	0.15	214.9	219.5	4.6

PMX-24	287.0	287.0	—	0.0	1.5	1.5
and	167.6	125.0	0.80	181.4	182.9	1.5

These results extended the Main Zone’s vertical depth by 105 ft. (32 m) or 16% to 760 ft. (232 m) below surface. Since exploration began in January US Gold’s drilling has increased the vertical extent of the Main Zone by over 344 ft. or 80%.

RC drill hole PMX-23, which returned 5.6 opt silver eq.* over 65 ft. (191.4 gpt silver eq. over 19.8 meters), including 13.6 opt silver eq. over 15 ft. (464.7 gpt silver eq. over 4.6 meters) is the deepest hole and furthest to the northeast thus far. To date, drilling within the zone has demonstrated good continuity and consistent grade, increasing our confidence that the zone extends further.

US Gold believes Palmarito is an important asset that will help the company reach its 1.0 million gold equivalent ounce goal inside the Magistral District.

DOS AMIGOS – MAGISTRAL MINE

Near Surface, Grades Up To 0.17 opt Gold Over 30 ft.

Conventional rotary drilling at the new Dos Amigos vein located at the Magistral Mine, was designed to delineate a zone of near surface gold mineralization, which could be followed up with RC drilling in order to be incorporated into Magistral’s resource estimate. This was successfully achieved. Highlights from the recent set of rotary holes are below:

Hole #	Gold Grade	From	To	Length	Gold Grade	From	To	Length
	(opt)	(ft.)	(ft.)	(ft.)	(gpt)	(m)	(m)	(m)

DABHA08-209	0.17	20.0	50.0	30.0	5.9	6.1	15.2	9.1
and	0.54	25.0	30.0	5.0	18.4	7.6	9.1	1.5

DABHA08-232	0.04	5.0	50.0	45.0	1.2	1.5	15.2	13.7
and	0.21	30.0	35.0	5.0	7.3	9.1	10.7	1.5

DABHA08-229	0.05	0.0	25.0	25.0	1.7	0.0	7.6	7.6
and	0.19	15.0	20.0	5.0	6.4	4.6	6.1	1.5

DABHA08-228	0.05	15.0	40.0	25.0	1.6	4.6	12.1	7.6
and	0.16	25.0	30.0	5.0	5.3	7.6	9.1	1.5

DABHA08-297	0.08	90.0	105.0	15.0	2.8	27.4	32.0	4.6

DABHA08-299	0.07	95.0	110.0	15.0	2.4	29.0	33.5	4.6
and	0.15	95.0	100.0	5.0	5.0	29.0	30.5	1.5

SAN RAFAEL PIT

Exploration Continues to Find More Gold

The San Rafael Pit was the primary source of Magistral’s past gold production, with approximately 50,000 ounces produced from this area. US Gold has renewed exploration in this area with the goal of finding more gold around the previously mined area and at depth. Results announced on August 6th included 0.12 gold over 30.0 ft. (4.1 gpt gold over 9.1 m). Conventional rotary drilling northeast of the pit has intersected additional gold mineralization. Results from this hole are stated below:

Hole #	Gold Grade	From	To	Length	Gold Grade	From	To	Length
	(opt)	(ft.)	(ft.)	(ft.)	(gpt)	(m)	(m)	(m)

SRBHA08-069	0.05	0.0	35.0	35.0	1.7	0.0	10.7	10.7

This news release contains results that continue to both confirm the validity of our exploration model and to suggest that the potential for finding additional gold and silver ounces is excellent.

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring throughout northeastern Nevada and Mexico. The Company has large land holdings and a strong treasury. US Gold’s shares trade on the American and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Senior Geologist and Project Manager, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Magistral Mine and Mexican exploration properties. All samples were analyzed by ALS Chemex. Samples from Palmarito were analyzed utilizing a 4 acid digestion with ICP finish. Samples from the Magistral Mine were analyzed by fire assay.

Drilling was completed by reverse circulation (5 ft. [1.5 meter] sample intervals) and conventional rotary (5 ft. [1.5 m] meter sample interval).

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

Cautionary Note to U.S. Investors – All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101, commonly referred to as NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the United States Securities and Exchange Commission (SEC) Industry Guide 7. Canadian and Guide 7 standards are substantially different.

The SEC permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this news release, such as “reserves,” “resources,” “geologic resources,” “proven,” “probable,” “measured,” “indicated,” and “inferred,” that the SEC guidelines strictly prohibit us from including in our filings with the SEC. U.S. Investors should be aware that the issuer has no “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of mineral resources will be confirmed or converted into Guide 7 compliant “reserves”. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute Guide 7 complaint “reserves” by SEC standards as a in-place tonnage and grade without reference to unit measures

For further information contact:

Ana Aguirre Manager, Investor Relations Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Figure 1

US★GOLD **Magistral District Project Locations & Regional Geology**

Aug 25, 2008

Dos Amigos
La Prieta
Magistral Mine
San Rafael Pit
Palmarito Project
Legend
Historic Mining
Gold Mineralization
Silver Mineralization
Andesite (Favorable Host Rock)
Rhyolite
Granite
Pit
Road
Magistral
Palmarito
0 12 24
Miles
0 1 2
Miles
0 1.5 3
Km
N

US★GOLD Cross Section Magistral Mine (La Prieta Zone)

Figure 2
Aug 25, 2008

Section: SAM38
Surface
NE
SW
MPX-19 (Aug 25, 2008)
0.10 opt Au / 60 ft
inc. 0.30 opt Au / 10 ft
Mineralization
Open
Current
Drilling
1994 - 2007 Drilling
2008 Drilling
Legend
Au = Gold
opt = Ounces per ton
ft = Feet
MPX-19 = Drill Hole #
Gold Mineralization
Mineral Intercept
0
50
100
Meters
0
150
300
Feet

Figure 3

Reported Drill Holes Aerial (Plan) View Palmarito Project

Aug 25, 2008

PMX-24
PMX-23
PMX-19
NE
SW
Cross Section Figure 4
Aug 25, 08
Press Release
Historic Production
18 MM oz. Ag Eq.
Aug 06, 08
Press Release
Jun 24, 2008
Press Release
1994 - 1995
Legend
New Drill Result
Previous 2008 Drill Result
Historic Open Pit
Aug 25, 08 Drilling
Aug 06, 08 Drilling
Jun 24, 08 Drilling
1994 - 1995 Drilling
Magistral
Palmarito
0 12 24
Miles
0 150 300
Feet
N
0 50 100
Meters

Figure 4

US★GOLD
Cross Section Palmarito (Main Zone)
Aug 25, 2008
Section: PAL2.5E
PMX-16 (Aug 06, 2008)
10.2 opt Ag Eq* / 70 ft
inc. 15.7 opt Ag Eq* / 30 ft
PMX-23 (Aug 25, 2008)
5.6 opt Ag Eq* / 65 ft
inc. 13.6 opt Ag Eq* / 15 ft
SW
NE
Surface
Assays Pending
Mineralization Open
Legend
Ag Eq = Silver Equivalent
opt = Ounces per ton
ft = Feet
PMX-16 = Drill Hole #
Silver Mineralization Historic Drilling
Silver Mineralization New Drilling
* 3 Year Avg. Ag / Au Ratio = 53
Mineral Intercept
0 150 300
Feet
0 50 100
Meters